UNITED
         CASH
         MANAGEMENT,
         INC.

         ANNUAL
         REPORT
         ---------------------------------------
         For the fiscal year ended June 30, 1998

MANAGER'S LETTER
-----------------------------------------------------------------
JUNE 30, 1998


Dear Shareholder:


     This report relates to the operation of United Cash Management, Inc. for the fiscal year ended June 30, 1998. The following discussion and tables provide you with information regarding the Fund's performance during that period.

     The past fiscal year was marked by relatively stable money market yields due largely to an unchanging Federal Reserve policy. The Federal Funds rate remained at 5.50% the entire year. Although the Federal Reserve Policy Committee contemplated raising interest rates throughout the year, no change was made.

     In May of this year, I assumed Fund management responsibilities following the retirement of the former manager. Although there has been a personnel transition, the strategies and techniques used in the management of the Fund have remained consistent. We continued to maintain a 25 to 30% position in floating rate instruments to take advantage of temporary short-term interest rate increases resulting from market fluctuations. Floating rate instruments reset quickly upon changes in interest rates. Our average maturity was increased somewhat over the previous fiscal year, as we took advantage of opportunities presented by the momentary steepness of the yield curve during this period of stable Federal Reserve policy.

     It is anticipated that short-term interest rates will remain relatively stable for some time. We believe that the economic environment will not change substantially in the near term, and should remain one of growth, low inflation and stable prices. We will seek to maintain performance by identifying new issuers and new structures to maximize yield while seeking to maintain a low risk profile. We will continue to include the purchase of securities, such as taxable municipal bonds, floating rate notes and callable notes, which have added to the Fund's performance in the past.

     Thank you very much for your continued support and confidence in our organization.

Respectfully,


Mira Stevovich
Manager, United Cash Management, Inc.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1998
                                           Principal
                                           Amount in
                                           Thousands        Value
BANK OBLIGATIONS
Certificates of Deposit
 Domestic - 6.71%
 Bankers Trust New York Corp.:
   5.95%, 9-9-98 .........................   $11,000  $10,992,925
   5.61%, 3-19-99 ........................    10,000    9,997,193
 Morgan Guaranty Trust Company of New York,
   5.8%, 7-28-98 .........................    15,000   14,996,087
   Total .................................             35,986,205

 Yankee - 10.25%
 Banque Nationale de Paris - Chicago,
   5.73%, 2-11-99 ........................    10,000   10,000,000
 Societe Generale - New York:
   5.55%, 2-9-99 .........................    15,000   14,985,418
   5.5712%, 5-26-99 ......................     5,000    4,996,626
 Svenska Handelsbanken - New York,
   5.74%, 6-1-99 .........................    10,000    9,991,432
 Westpac Banking Corp. - New York,
   5.55%, 1-20-99 ........................    15,000   14,986,006
   Total .................................             54,959,482

Total Certificates of Deposit - 16.96%                 90,945,687

Commercial Paper - 1.12%
 J.P. Morgan & Co., Incorporated,
   5.52%, 7-6-98 ............................  6,000    5,995,400

Notes - 3.35%
 NationsBank Corp.,
   5.57%, 6-25-99 ........................    10,000    9,995,283
 Wachovia Bank, N.A.,
   5.895%, 10-2-98 .......................     8,000    7,992,505
   Total .................................             17,987,788

TOTAL BANK OBLIGATIONS - 21.43%                     $ 114,928,875
 (Cost: $114,928,875)

                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS
Commercial Paper
 Chemicals and Allied Products - 0.24%
 Air Products and Chemicals Inc.,
   5.55%, 9-4-98 .........................   $ 1,300 $  1,286,973

 Electric, Gas and Sanitary Services - 10.50%
 Allegheny Power System Inc.:
   5.52%, 7-20-98 ........................    13,000   12,962,127
   5.54%, 7-20-98 ........................     6,291    6,272,606
 Georgia Power Co.,
   5.55%, 7-6-98 .........................    19,000   18,985,354
 Idaho Power Co.:
   5.62%, 7-9-98 .........................     1,300    1,298,376
   5.58%, 7-16-98 ........................     2,724    2,717,667
 Questar Corp.:
   5.56%, 7-10-98 ........................     6,000    5,991,660
   5.6%, 7-21-98 .........................     1,675    1,669,789
   5.61%, 7-30-98 ........................     2,000    1,990,962
   5.63%, 8-7-98 .........................     4,500    4,473,961
   Total .................................             56,362,502

 Engineering and Management Services - 2.78%
 Halliburton Co.:
   5.62%, 7-28-98 ........................     5,000    4,978,925
   5.62%, 8-7-98 .........................    10,000    9,942,239
   Total .................................             14,921,164

 Food and Kindred Products - 0.06%
 General Mills, Inc.,
   5.5152%, Master Note ..................       311      311,000

 Furniture and Fixtures - 2.91%
 Johnson Controls Inc.,
   6.35%, 7-1-98 .........................    15,600   15,600,000

                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 General Merchandise Stores - 4.65%
 Dillard Investment Co. Inc.:
   6.75%, 7-1-98 .........................   $ 1,140 $  1,140,000
   6.3%, 7-2-98 ..........................     7,500    7,498,688
   5.75%, 7-7-98 .........................     3,675    3,671,478
   5.78%, 7-7-98 .........................     3,500    3,496,628
   5.85%, 7-7-98 .........................     4,185    4,180,920
   5.78%, 7-20-98 ........................     5,000    4,984,747
   Total .................................             24,972,461

 Metal Mining - 0.19%
 BHP Finance (USA) Inc.,
   5.73%, 7-16-98 ........................     1,000      997,613

 Nondepository Institutions - 1.62%
 Associates Financial Services Co. of Puerto
   Rico Inc. (Associates Corp. of North
   America, Guarantor):
   5.55%, 7-6-98 .........................     1,400    1,398,921
   5.55%, 7-29-98 ........................     4,000    3,982,733
 Island Finance Puerto Rico Inc.,
   5.51%, 7-8-98 .........................     3,300    3,296,464
   Total .................................              8,678,118

 Personal Services - 1.22%
 Block Financial Corp.:
   5.55%, 8-21-98 ........................     1,600    1,587,420
   5.53%, 8-27-98 ........................     5,000    4,956,221
   Total .................................              6,543,641

 Security and Commodity Brokers - 0.19%
 Merrill Lynch & Co., Inc.,
   6.0%, 7-2-98 ..........................     1,000      999,833

Total Commercial Paper - 24.36%                       130,673,305

Commercial Paper (backed by irrevocable bank
 letter of credit) - 1.41%
 Electric, Gas and Sanitary Services
   CommEd Fuel Co. Inc.,
   5.53%, 8-14-98 ........................     7,612    7,560,551

Notes
 Auto Repair, Services and Parking - 3.17%
 PHH Corporation:
   5.5963%, 2-5-99 .......................     5,000    4,999,707
   5.59%, 2-10-99 ........................     5,000    4,994,947
   5.61%, 3-11-99 ........................     7,000    6,992,098
   Total .................................             16,986,752

 Electric, Gas and Sanitary Services - 2.79%
 Baltimore Gas and Electric Company,
   5.6175%, 9-1-98 .......................    15,000   15,000,000

                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Notes (Continued)
 Nondepository Institutions - 2.61%
 General Electric Capital Corp.,
   5.5625%, 9-8-98 .......................   $14,000 $ 13,993,564

 Real Estate - 0.34%
 Trap Rock Industries, Inc. (CoreStates Bank,N.A.),
   5.6712%, 7-1-98 .......................     1,825    1,825,000

 Security and Commodity Brokers - 2.79%
 Merrill Lynch & Co., Inc.,
   5.78%, 4-27-99 ........................    15,000   15,000,000

 Wholesale Trade -- Durable Goods - 0.93%
 Caterpillar Financial Services Corp.,
   5.6875%, 7-22-98 ......................     5,000    5,000,189

Total Notes - 12.63%                                   67,805,505

TOTAL CORPORATE OBLIGATIONS - 38.40%                 $206,039,361
 (Cost: $206,039,361)

MUNICIPAL OBLIGATIONS
California - 7.89%
 California Pollution Control Financing Authority,
   Environmental Improvement Revenue Bonds:
   (Air Products and Chemicals, Inc./ Wilmington
   Facility), Taxable Series 1997A (Air Products
   and Chemicals, Inc.),
   5.63%, 7-13-98 ........................    11,500   11,500,000
   (Shell Martinez Refining Company Project),
   Series 1996 (Taxable), (Shell Oil Company),
   5.6%, 9-2-98 ..........................    10,000   10,000,000
 City of Anaheim, California, Certificates
   of Participation (1993 Arena Financing
   Project), Municipal Adjustable Rate
   Taxable Securities (Credit Suisse),
   5.65%, 9-1-98 .........................    16,000   16,000,000
 Community Redevelopment Agency of the City of
   Visalia, California, East Visalia Redevelopment
   Project, Variable Interest Short Term Adjustable
   Securities (Bank of Tokyo, Mitsubishi),
   5.76%, 7-2-98..........................     4,830    4,830,000
   Total .................................             42,330,000

                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Colorado - 1.23%
 Panorama Metropolitan District, Arapahoe
   County, Colorado (Taxable/Tax Exempt),
   Series 1997A (Banque Nationale de Paris,
   San Francisco Branch),
   6.05%, 12-1-98 ........................   $ 4,575 $  4,575,000
 Kit Carson County, Colorado, Architectural
   Development Revenue Bonds (Taxable), (Midwest
   Farms, L.L.C. Project), Series 1997 (Norwest
   Bank Minnesota, National Association),
   5.75%, 7-2-98 .........................     2,000    2,000,000
   Total .................................              6,575,000

Indiana - 2.98%
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds, Taxable
   Series 1995 (Amoco Oil Company Project),
   5.57%, 8-7-98 .........................    16,000   16,000,000

Kentucky - 1.50%
 City of Bardstown, Kentucky, Taxable Variable
   Rate Demand Industrial Revenue Bonds, Series 1994
   (R.J. Tower Corporation Project), (Comerica Bank),
   5.69%, 7-2-98 .........................     8,035    8,035,000

Louisiana - 2.98%
 Industrial Development Board of the Parish
   Of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable),(ABN AMRO Bank N.V.),
   5.6%, 8-7-98 ..........................    16,000   16,000,000

New Jersey - 2.51%
 New Jersey Economic Development Authority,
   Federally Taxable Variable Rate Demand/
   Fixed Rate Revenue Bonds (The Morey
   Organization, Inc. Project), Series of 1997
   (CoreStates Bank, N.A.),
   5.75%, 7-1-98..........................    13,470   13,470,000

                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
New York - 2.25%
 The City of New York, General Obligation Bonds,
   Fiscal 1995 Series B, Taxable Adjustable Rate
   Bonds (Bayerische Landesbank Girozentrale,
   New York Branch),
   5.63%, 7-20-98 ........................   $ 8,500 $  8,500,000
 Town of Hempstead, Industrial Development Agency,
   Variable Rate Demand Taxable Industrial Development
   Revenue Bonds, Series 1996 (1500 Hempstead TPK,
   LLC Facility), (The Bank of New York),
   5.76%, 7-2-98 .........................     3,590    3,590,000
   Total .................................             12,090,000

North Carolina - 0.33%
 Wake Forest University, Taxable Variable Rate
   Demand Bonds, Series 1997 (Wachovia Bank, N.A.),
   5.61%, 7-1-98 .........................     1,800    1,800,000

Ohio - 2.80%
 City of Cleveland, Ohio, Subordinated Income Tax,
   Variable Rate Refunding Bonds, Series 1994
   (Toronto-Dominion Bank, Houston Branch),
   5.62%, 7-8-98 .........................    15,000   15,000,000

Pennsylvania - 4.48%
 Montgomery County Industrial Development
   Authority:
   Federally Taxable Variable Rate Demand
   Revenue Bonds (Neose Technologies,
   Inc. Project), Series B of 1997 (CoreStates
   Bank, N.A.),
   5.75%, 7-1-98 .........................     7,900    7,900,000
   Federally Taxable Variable Rate Demand/
   Fixed Rate Revenue Bonds (Collegeville
   Inn Project), Series of 1996 (CoreStates Bank,
   N.A.),
   5.75%, 7-1-98 .........................     2,430    2,430,000
   Taxable Fixed Rate/Variable Rate
   Demand Revenue Bonds (410 Horsham
   Associates Project), Series of 1995
   (Meridian Bank),
   5.75%, 7-1-98 .........................     1,480    1,480,000

                See Notes to Schedule of Investments on page 9.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Pennsylvania (Continued)
 Berks County Industrial Development Authority
   (Commercial Facilities Project), Series
   B of 1995 (Meridian Bank),
   5.75%, 7-1-98 .........................   $ 8,390 $  8,390,000
 Philadelphia Authority for Industrial Development,
   Variable/Fixed Rate Federally Taxable
   Economic Development Bonds (Mothers Work,
   Inc.), Series of 1995 (Meridian Bank),
   5.75%, 7-1-98 .........................     3,825    3,825,000
   Total .................................             24,025,000

South Dakota - 0.47%
 Central Plains Clinic Ltd., Floating Rate
   Taxable Bonds, Series 1996 (Cooperatieve
   Centrale Raiffeisen-Borenleenbank B.A.,
   "Rabobank Nederland", New York Branch),
   5.65%, 7-27-98 ........................     2,500    2,500,000

Texas - 3.99%
 Metrocrest Hospital Authority, Series 1989A
   (The Bank of New York),
   5.5696%, 8-4-98........................    16,000   15,915,838
 Gulf Coast Waste Disposal Authority, Pollution
   Control Revenue Bonds (Amoco Oil Company
   Project), Taxable Series 1995,
   5.57%, 7-7-98 .........................     5,480    5,480,000
   Total .................................             21,395,838

TOTAL MUNICIPAL OBLIGATIONS - 33.41%                 $179,220,838
 (Cost: $179,220,838)

TOTAL INVESTMENT SECURITIES - 93.24%                 $500,189,074
 (Cost: $500,189,074)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 6.76%      36,265,075

NET ASSETS - 100.00%                                 $536,454,149

Notes to Schedule of Investments

Cost of investments owned is the same as that used for Federal income tax purposes.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value (Note 1)  ........     $500,189
 Cash   ............................................          292
 Receivables:
   Fund shares sold ................................       40,119
   Interest ........................................        3,962
 Prepaid insurance premium  ........................           18
                                                         --------
    Total assets  ..................................      544,580
                                                         --------
Liabilities
 Payable to Fund shareholders  .....................        7,567
 Dividends payable  ................................          298
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................          165
 Accrued accounting services fee (Note 2)  .........            6
 Accrued management fee (Note 2)  ..................            5
 Accrued service fee (Note 2)  .....................            1
 Other  ............................................           84
                                                         --------
    Total liabilities  .............................        8,126
                                                         --------
      Total net assets .............................     $536,454
                                                         ========
Net Assets
 $0.01 par value capital stock, authorized -- 5,000,000;
   Class A shares outstanding - 532,840
   Class B shares outstanding - 3,614
   Capital stock ...................................     $  5,365
   Additional paid-in capital ......................      531,089
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $536,454
                                                         ========
Net asset value, redemption and offering price
 per share for Class A and Class B  ................        $1.00
                                                            =====


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended JUNE 30, 1998
(In Thousands)

Investment Income
 Interest and amortization (Note 1B)  ..............      $29,702
                                                          -------
 Expenses (Note 2):
   Investment management fee .......................        2,047
   Transfer agency and dividend disbursing -
    Class A ........................................        2,001
    Class B  .......................................            5
   Custodian fees ..................................          119
   Accounting services fee .........................           63
   Distribution fee - Class B ......................           22
   Legal fees ......................................           16
   Audit fees ......................................           11
   Service fee - Class B ...........................            6
   Other ...........................................          362
                                                          -------
    Total expenses  ................................        4,652
                                                          -------
      Net investment income ........................       25,050
                                                          -------
       Net increase in net assets resulting
         from operations ...........................      $25,050
                                                          =======


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)

                                        For the fiscal year ended
                                                 June 30,
                                        -------------------------
                                             1998        1997
                                       ------------- ------------
Increase in Net Assets
 Operations:
   Net investment income ..............    $ 25,050      $ 22,264
                                           --------      --------
    Net increase in net assets
      resulting from operations .......      25,050        22,264
                                           --------      --------
 Dividends to shareholders
   from net investment income:*
   Class A                                  (24,935)      (22,156)
   Class B                                     (115)         (108)
                                           --------      --------
                                            (25,050)      (22,264)
                                           --------      --------
 Capital share transactions:**
   Proceeds from sale of shares:
    Class A  ..........................   3,626,568     3,102,133
    Class B  ..........................       7,455        14,994
   Proceeds from reinvestment
    of dividends:
    Class A  ..........................      23,831        21,290
    Class B  ..........................         109            95
   Payments for shares redeemed:
    Class A  ..........................  (3,631,832)   (3,011,159)
    Class B  ..........................      (7,470)      (12,199)
                                           --------      --------
    Net increase in net assets
      resulting from capital
      share transactions ..............      18,661       115,154
                                           --------      --------
      Total increase ..................      18,661       115,154

Net Assets
 Beginning of period  .................     517,793       402,639
                                           --------      --------
 End of period  .......................    $536,454      $517,793
                                           ========      ========
   Undistributed net investment
    income  ...........................        $---          $---
                                               ====          ====
   *See "Financial Highlights" on pages 13 - 14.
  **The number of shares transacted during the periods corresponds to the amounts included in this statement because shares are recorded at $1.00 per share.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                               For the fiscal year ended June 30,
                             ------------------------------------
                               1998   1997    1996   1995    1994
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $1.00   $1.00   $1.00   $1.00   $1.00
                              ------  ------  ------  ------  ------
Net investment
 income  ...........           0.0484  0.0472  0.0487  0.0465  0.0252
Less dividends
 declared  .........          (0.0484)(0.0472)(0.0487)(0.0465)(0.0252)
                              ------  ------  ------  ------  ------
Net asset value,
 end of period  ....          $1.00   $1.00   $1.00   $1.00   $1.00
                             ======= ======= ======= ======= =======
Total return........           4.93%   4.80%   5.01%   4.74%   2.55%
Net assets, end of
 period (000
 omitted)  .........        $532,840$514,272$402,009$368,800$316,920
Ratio of expenses to
 average net
 assets  ...........           0.89%   0.87%   0.91%   0.97%   1.04%
Ratio of net
 investment income
 to average net
 assets  ...........           4.84%   4.70%   4.89%   4.68%   2.51%


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                  For the
                     For the fiscal year           period
                        ended June 30,            from 9/5/95*
                   -----------------------        through
                       1998           1997        6/30/96
                   --------        --------       --------
Net asset value,
 beginning of
 period  ...........  $1.00           $1.00           $1.00
                      ------          ------          ------
Net investment
 income  ...........   0.0403          0.0407          0.0312
Less dividends
 declared  .........  (0.0403)        (0.0407)        (0.0312)
                      ------          ------          ------
Net asset value,
 end of period  ....  $1.00           $1.00           $1.00
                     =======         =======         =======
Total return........   4.10%           4.13%           3.15%
Net assets, end of
 period (000
 omitted)  .........  $3,614          $3,521            $630
Ratio of expenses to
 average net
 assets  ...........   1.71%           1.48%           1.88%**
Ratio of net
 investment income
 to average net
 assets  ...........   4.03%           4.14%           3.76%**

 *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998

NOTE 1 -- Significant Accounting Policies

     United Cash Management, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek maximum current income to the extent consistent with stability of principal by investing in a portfolio of money market instruments meeting specified quality standards. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- The Fund invests only in money market securities with maturities or irrevocable put options within 397 days. The Fund uses the amortized cost method of security valuation which is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses, if any, are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, no provision has been made for Federal income taxes.

D. Dividends to shareholders -- All of the Fund's net income is declared and recorded by the Fund as dividends on each day to shareholders of record at the time of the previous determination of net asset value. Dividends are declared from the total of net investment income, plus or minus realized gains or losses on portfolio securities. Since the Fund does not expect to realize any long-term capital gains, it does not expect to pay any capital gains distributions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $19.9 billion of combined net assets at June 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion,
 .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level            Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10         $      0
           From $   10 to $   25         $ 10,000
           From $   25 to $   50         $ 20,000
           From $   50 to $  100         $ 30,000
           From $  100 to $  200         $ 40,000
           From $  200 to $  350         $ 50,000
           From $  350 to $  550         $ 60,000
           From $  550 to $  750         $ 70,000
           From $  750 to $1,000         $ 85,000
                $1,000 and Over          $100,000

     The Fund also pays WARSCO a monthly per account charge of $1.75 for each shareholder account which was in existence at any time during the prior month and $0.75 for each shareholder check it processed. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     The Fund has adopted a 12b-1 plan for Class B shares under which W&R, principal underwriter and sole distributor of the Fund's shares, is compensated in an amount calculated and payable daily up to 1% annually of the Fund's average daily net assets for Class B shares. This fee consists of two elements:
(i) up to 0.75% may be paid to the Distributor (W&R) for distribution services and distribution expenses including commissions paid by the Distributor to its sales representatives and managers and (ii) up to 0.25% may be paid to reimburse the Distributor for continuing payments made to the Distributor's representatives and managers, its administrative costs in overseeing these payments, and the expenses of WARSCO in providing certain personal services to shareholders. During the period ended June 30, 1998, W&R paid no sales commissions.

     A contingent deferred sales charge may be assessed against a shareholder's redemption amount of Class B shares and paid to the Distributor, W&R. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by the Distributor in connection with the sale of a Fund's shares. The amount of the deferred sales charge will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the calendar year of investment and the first full calendar year after the calendar year of investment, 3%; the second full calendar year, 2%; the third full calendar year, 1%; and thereafter, 0%. All investments made during a calendar year shall be deemed as a single investment during the calendar year for purposes of calculating the deferred sales charge. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended June 30, 1998, the Distributor received $20,559 in deferred sales charges.

     The Fund paid Directors' fees of $18,261, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Multiclass Operations

  On September 5, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class B, each of which has equal rights as to assets and voting privileges. Class A shares are not subject to a sales charge on purchases or a contingent deferred sales charge on redemption; they are not subject to a Rule 12b-1 Service Plan. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income and non-class specific expenses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Cash Management, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Cash Management, Inc. (the "Fund") as of June 30, 1998, and the related statements of operations for the fiscal year then ended and changes in net assets for each of the fiscal years in the two-year period then ended, and the financial highlights for each of the fiscal years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Cash Management, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Kansas City, Missouri
August 7, 1998

INCOME TAX INFORMATION

     Dividends are taxable to shareholders and are reportable in your Federal income tax returns for the years in which the dividends were received or reinvested.

     Statements as to the tax status of each investor's dividends will be mailed annually.

     Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business.

     Shareholders are advised to consult with their tax advisers concerning the tax treatment of dividends from the Fund.

Corporations:
     The dividends are not eligible for the dividends received deduction.

Shareholder Meeting Results

A special meeting of shareholders of United Cash Management, Inc. was held on July 24, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors;
                                                        Broker
                                     For    Withheld Non-Votes*
      Henry L. Bellmon       251,735,518   7,330,939         0
      Dodds I. Buchanan      252,103,632   6,962,825         0
      James M. Concannon     252,047,098   7,019,359         0
      John A. Dillingham     252,019,170   7,047,287         0
      Linda Graves           251,629,545   7,436,912         0
      John F. Hayes          251,839,061   7,227,396         0
      Glendon E. Johnson     251,888,751   7,177,706         0
      William T. Morgan      251,937,573   7,128,884         0
      Ronald K. Richey       250,052,900   9,013,557         0
      William L. Rogers      252,043,906   7,022,551         0
      Frank J. Ross, Jr.     252,020,014   7,046,443         0
      Eleanor B. Schwartz    252,082,705   6,983,752         0
      Keith A. Tucker        252,078,802   6,987,655         0
      Frederick Vogel III    252,098,752   6,967,705         0
      Paul S. Wise           251,801,015   7,265,442         0

Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year;
                                            Broker
                 For   Against   Abstain Non-Votes*
         244,909,856 2,579,58911,577,012         0

Item 3. To approve or disapprove changes to certain of its fundamental investment policies and restrictions:

       3.1  Elimination of Fundamental Restriction Regarding Restricted
            Securities
                                            Broker
                 For   Against   Abstain Non-Votes*
         216,041,036 6,386,37620,370,018 16,269,027

       3.2 Modification of Fundamental Restriction Regarding Diversification of Assets
                                            Broker
                 For   Against   Abstain Non-Votes*
         216,103,686 6,301,01820,392,726 16,269,027

       3.3 Elimination of Fundamental Restriction Regarding Investments in Issuers Whose Securities are Owned by Certain Persons
                                            Broker
                 For   Against   Abstain Non-Votes*
         216,059,926 6,367,48620,370,018 16,269,027

       3.4  Modification of Fundamental Policy Regarding Loans
                                            Broker
                 For   Against   Abstain Non-Votes*
         216,087,504 6,339,90820,370,018 16,269,027

Item 4.        To modify the Fund's fundamental policy regarding portfolio maturity.
                                            Broker
                 For   Against   Abstain Non-Votes*
         213,759,938 8,011,09321,026,399 16,269,027

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

This report is submitted for the general information of the shareholders of United Cash Management, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Cash Management, Inc. current prospectus.





To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.




DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald K. Richey, Birmingham, Alabama
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Mira Stevovich, Vice President

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Bond Fund
     United Income Fund
     United Accumulative Fund
     United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

Waddell & Reed Funds, Inc.
Asset Strategy Fund
Growth Fund
High Income Fund
International Growth Fund
Limited-Term Bond Fund
Municipal Bond Fund
Science and Technology Fund
Total Return Fund


----------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
   WADDELL & REED
   CUSTOMER SERVICE
   6300 Lamar Avenue
   P.O. Box 29217
   Shawnee Mission, KS 66201-9217
   Toll-Free - (800)366-5465
   Local - 236-1303
For Yield Information Only
   Toll-Free - (800)366-4953
   Local - 236-1307

Our INTERNET address is:
  http://www.waddell.com


NUR1010A(6-98)
printed on recycled paper